UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2006


                          CHARYS HOLDING COMPANY, INC.
           (Exact name of the Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

               0-18292                               54-2152284
      (Commission File Number)           (IRS Employer Identification No.)


    1117 PERIMETER CENTER WEST, SUITE N415             30338
              ATLANTA, GEORGIA                       (Zip Code)
        (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 8, 2006, an Amended and Restated Stock and Limited Partnership Interest Purchase Agreement (the "Purchase Agreement") was executed between Charys Holding Company, Inc. (the "Registrant"), COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration"), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Peter Bell (collectively, the "Cotton Holdings Sellers"), Blake Stansell (a/k/a Frank Blakely Stansell) and Chad Weigman (collectively, the "Cotton Commercial Sellers") and Johnny Slaughter and Russell White (collectively, the "Cotton Restoration Sellers" and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the "Sellers"). The parties were joined by C&B / Cotton Holdings, Inc., a Delaware corporation ("Acquisition Subsidiary"), and Crochet & Borel Services, Inc., a Texas corporation ("Crochet & Borel"), both of which are wholly owned subsidiaries of the Registrant, for the purposes under the Purchase Agreement expressed.

The First Closing (defined below) occurred on December 8, 2006.

The parties previously entered into that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, as amended by that certain First Amendment to Purchase Agreement dated October 6, 2006, as further amended by that certain Second Amendment to Purchase Agreement dated October 19, 2006, and as further amended by that certain Third Amendment to Purchase Agreement dated October 31, 2006 (as amended, the "Original Agreement").

The parties desired to amend and restate the Original Agreement in its entirety as provided in the Purchase Agreement dated December 8, 2006.

The Cotton Holdings Sellers own all of the issued and outstanding shares of capital stock of Cotton Holdings, and the Cotton Commercial Sellers and Cotton Holdings collectively own all of the limited partnership interests in Cotton Commercial, and Cotton USA GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Commercial. Further, the Cotton Restoration Sellers and CCI-LP, LLC, a wholly-owned subsidiary of Cotton Holdings, collectively own all of the limited partnership interests in Cotton Restoration, and CCI-GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Restoration, and Cotton Holdings, Cotton Commercial, Cotton Restoration, and the other direct and indirect subsidiaries of Cotton Holdings set forth on Exhibit A attached to the Purchase Agreement (collectively, the "Cotton Group Companies" and each, individually, a "Cotton Group Company") are in the business of providing catastrophe management, reconstruction, restoration, and environmental remediation services throughout the United States of America (the "Cotton Group Business").

In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained in the Purchase Agreement, the Registrant desires to purchase all of the issued and outstanding shares of Cotton Holdings (the "Cotton Holdings Shares") from the Cotton Holdings Sellers.

In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained in the Purchase Agreement, the Registrant desires to purchase all of the limited partnership interests of Cotton Commercial held by the Cotton Commercial Sellers (the "Cotton Commercial LP Interests"), being a 17.5% limited partnership interest held by Blake Stansell and a 5% limited partnership interest held by Chad Weigman.

In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained in the Purchase Agreement, the Registrant desires to purchase all of the limited partnership interests of Cotton Restoration held by the Cotton Restoration Sellers (the "Cotton Restoration LP Interests"), being a 5% limited partnership interest held by Johnny Slaughter and a 5% limited partnership interest held by Russell White (the Cotton Holdings Shares, Cotton Commercial LP Interests and Cotton Restoration LP Interests are collectively referred to under the Purchase Agreement as the "Cotton Equity Interests").

The Sellers desire to sell the Cotton Equity Interests to the Registrant and at the request of the Registrant assign, convey and transfer the Cotton Equity Interests to the Acquisition Subsidiary.

PURCHASE AND SALE OF COTTON EQUITY INTERESTS

     1.01     Purchase and Sale.  Upon the terms and subject to the conditions
              -----------------
of the Purchase Agreement, at the completion of the First Closing and Second Closing, which are defined under the Purchase Agreement, (collectively, the "Closings"), (a) the Cotton Holdings Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Holdings Sellers, all (but not less than all) of the Cotton Holdings Shares, (b) the Cotton Commercial Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Commercial Sellers, all (but not less than all) of the Cotton Commercial LP Interests, and (c) the Cotton Restoration Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Restoration Sellers, all (but not less than all) of the Cotton Restoration LP Interests, in each case free and clear of any and all claims, liens, charges and encumbrances. The Closings shall occur at 10:00 a.m. on the First Closing Date and the Second Closing Date (defined under the Purchase Agreement), or such other date(s) as the parties mutually agree in writing (the "Closing Dates"), at the offices of Nance & Simpson, LLP, 2603 Augusta, Suite 1000, Houston, Texas 77057.

     1.02     The First Closing.  At the first closing ("First Closing"), which
              -----------------
shall occur on or before December 8, 2006 (the "First Closing Date"), the Registrant shall purchase 40% of the Cotton Equity Interests (the "First Equity Interests"), pro-rata from the Sellers as their interests may be currently held, for the consideration set forth in Sections 2.02(a), 2.02 (b), 2.03(a) and 2.03(b).

     1.03     The Second Closing.  At the second closing ("Second Closing"),
              ------------------
which shall occur on or before March 8, 2007 (the "Second Closing Date"), the Registrant shall purchase the remaining Cotton Equity Interests not purchased at the First Closing (the "Second Equity Interests"), pro-rata from the Sellers as their interests are then held, for the consideration set forth in Section 2.02(c).

PURCHASE PRICE

     2.01     The Total Consideration.  In consideration of the sale of all of
              -----------------------
the Cotton Equity Interests to the Registrant to occur at the Closings, the Registrant shall pay and deliver to the Sellers aggregate consideration ("Total Consideration") of (i) cash and promissory notes (the "Cash Consideration") and
(ii) shares of the Registrant's Common Stock and certain make-whole consideration (collectively the "Stock Consideration"), as more fully set forth under the Purchase Agreement in the Purchase Agreement. The Total Consideration shall be allocated and distributed among the Sellers as set forth on Exhibit B attached to the Purchase Agreement.

     2.02     Payment of Cash Consideration.  The Registrant shall pay the Cash
              -----------------------------
Consideration to Sellers as follows:

     (a)     Non-Refundable Cash Consideration.  Prior to the First Closing, the
             ---------------------------------
Registrant has paid to Sellers the cumulative cash sum of $2,500,000.00 ("Non-Refundable Cash Consideration"), as a material inducement to Sellers to enter into the Purchase Agreement. At the First Closing, the Non-Refundable Cash Consideration shall be credited to the Total Consideration payable by the Registrant to Sellers for the First Equity Interests to be purchased by the Registrant at the First Closing. The Registrant acknowledges and agrees that if the Purchase Agreement terminates for any reason whatsoever prior to the First Closing including (without limitation) due to the lapse of time, the Sellers shall be entitled to retain all of the Non-Refundable Cash Consideration and the Registrant will not be entitled to a refund of the Non-Refundable Cash Consideration, and notwithstanding anything under the Purchase Agreement to the contrary, the Registrant hereby waives and forever releases all claims and causes of action with respect to the Non-Refundable Cash Consideration.

     (b)     Cash Consideration at the First Closing.  At the First Closing, in
             ---------------------------------------
consideration for the purchase of the First Equity Interests, the Registrant shall pay to the Sellers the sum of $24,000,000.00 (the "First Closing Cash Consideration") in the form of (i) $14,000,000.00 in immediately available federal funds delivered via wire transfer to the accounts of Sellers pursuant to wire transfer instructions to be delivered to the Registrant at or prior to the First Closing and (ii) a promissory note (the "Seller Note") in the original principal amount of $10,000,000.00, to be made by the Registrant and payable to Sellers, in the form attached to the Purchase Agreement as Exhibit C. The Seller Note shall (i) be due and payable on the 90th day following the First Closing Date or if earlier, upon the Registrant obtaining "Permanent Financing" as described in the Seller Note, (ii) bear interest from the First Closing Date at a rate of 9% per annum, (iii) be guaranteed by the Acquisition Subsidiary, the Cotton Group Companies and Crochet and Borel, (iv) be secured by a first pledge and lien (the "Pledge") against the First Equity Interests, a first lien security interest ("Cotton Lien") against the assets of the Cotton Group Companies and a subordinate lien security interest ("C&B Lien") against the assets of Crochet and Borel. At the First Closing the parties shall execute all necessary guaranty agreements, security agreements, pledge agreements, UCC financing statements and intercreditor agreements as needed to perfect the Pledge, Cotton Lien and C&B Lien in favor of Sellers.

     (c)     Cash Consideration at the Second Closing.  At the Second Closing,
             ----------------------------------------
in consideration for the purchase of the Second Equity Interests, the Registrant shall (i) pay to the Sellers the cash sum of $22,754,406.06 (the "Second Closing Cash Consideration") in immediately available federal funds delivered via wire transfer to the accounts of Sellers pursuant to wire transfer instructions to be delivered to the Registrant at or prior to the Second Closing. In return for Sellers agreeing to accept the Seller Note (rather than all cash at the First Closing) and in consideration of Sellers agreement to sell to the Registrant the Second Equity Interests (as contemplated under the Purchase Agreement), the Registrant agrees that, notwithstanding anything under the Purchase Agreement to the contrary, on or before the Second Closing Date, the Cotton Group Companies will (1) execute and deliver to certain Sellers (as reflected on Schedule 4.26(a) and allocated on Exhibit B) a waiver and full release of certain liabilities and notes receivable from such Sellers, their spouses, and certain related companies including (without limitation) Cotton Development, LP, Cotton Development 2, LP, Cotton Dev. GP, LLC, and T double HB, LLC and (2) pay to Bryan Michalsky the sum of $840,000.00 in full satisfaction of all amounts owed to Bryan Michalsky under his current employment agreement, which shall be terminated and replaced by a new employment agreement in accordance with the Purchase Agreement.

     2.03     Payment of Stock Consideration.  The Registrant shall pay, deliver
              ------------------------------
and issue the Stock Consideration to Sellers as follows:

     (a)     Non-Refundable Stock Consideration.  Prior to the First Closing,
             ----------------------------------
the Registrant has issued to Sellers 400,000 shares (the "Non-Refundable Stock Consideration") of the Registrant's Common Stock ("the Registrant Stock"), as a material inducement to Sellers to enter into the Purchase Agreement. At Closing, the Non-Refundable Stock Consideration shall be credited to the Total Consideration payable by the Registrant at the First Closing for the First Equity Interests. The Registrant acknowledges and agrees that if the Purchase Agreement terminates for any reason whatsoever prior to the First Closing including (without limitation) due to the lapse of time, the Sellers shall be entitled to retain all of the Non-Refundable Stock Consideration and the Registrant will not be entitled to a refund of the Non-Refundable Stock Consideration, and notwithstanding anything under the Purchase Agreement to the contrary, the Registrant hereby waives and forever releases all claims and causes of action with respect to the Non-Refundable Stock Consideration.

     (b)     Stock Consideration at the First Closing.  At the First Closing,
             ----------------------------------------
the Registrant shall issue to Sellers 1,555,532 shares of the Registrant Stock (the "Closing Stock Consideration").

     (c)     No Fractional Shares.  No fractional shares of the Registrant Stock
             --------------------
shall be issued to the Sellers under the Purchase Agreement, and the number of shares of the Registrant Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 2.06 or elsewhere under the Purchase Agreement, the Registrant shall eliminate such fractional share interest by paying the Sellers the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

     (d)     Registration Rights.  The Sellers shall be granted registration
             -------------------
rights, with respect to all shares of the Registrant Stock issued to the Sellers under the Purchase Agreement, as more specifically set forth in the Registration Rights Agreement (the "Registration Rights Agreement") made by the Registrant in favor of Sellers, dated October 6, 2006.

     (e)     Shares Fully Paid.  Shares of the Registrant Stock, when issued and
             -----------------
delivered to the Sellers in accordance with the terms under the Purchase Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

     (f)     Legend on Stock Certificates.  The stock certificates evidencing
             ----------------------------
the shares of the Registrant Stock issued to the Sellers under the Purchase Agreement will bear the following legend:

THE SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

2.05     Make-Whole Adjustment.
         ---------------------

(a)     The following terms have the meanings set forth under the Purchase
Agreement:

(i) "Make-Whole Date" means the first anniversary of the First Closing Date, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

(ii) "Make Whole Deficit" means the value, if positive, of (A) the Target Stock Consideration Value, minus (B) the product of (1) 1,955,532 multiplied by
(2) the Market Price of the Registrant Stock during the 15 consecutive trading days prior to the Make-Whole Date.

(iii) "Market Price" means, with respect to any period, the weighted average sale price of the Registrant Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of the Registrant Stock are then listed or admitted to trading, or (ii) if the Registrant Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over the counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or (iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

(iv) "NASDAQ/NMS" means that National Association of Securities Dealers' Automated Quotation National Market System.

(v)     "Target Stock Consideration Value" means $29,332,980.00.

(b) In the event that the Market Price of the Registrant Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than $15.00 per share (the "Target Per Share Stock Price"), the Registrant shall, at the Registrant's option, either (x) issue to the Sellers that number of additional shares of the Registrant Stock (the "Make-Whole Shares") equal to
(1) the Make Whole Deficit, divided by the Market Price of the Registrant Stock on the Make-Whole Date, or (y) pay to the Sellers an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit. Such issuance shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

(c) Notwithstanding anything to the contrary set forth under the Purchase Agreement, the Registrant's obligation to make any adjustment in accordance with
Section 2.05, or to issue any Make-Whole Shares, shall terminate in the event that, at any time prior to the Make-Whole Date, the average Market Price Per Share of the Stock Consideration during any 90 consecutive trading days following the date the Sellers are entitled to freely trade the Stock Consideration without restrictions pursuant to the Registration Rights Agreement exceeds $15.00. Further, on the Make Whole Date, the Registrant may reduce the Target Stock Consideration Value by the amount of any the Registrant Losses for which the Sellers must indemnify the Registrant Indemnified Parties in accordance with Article X under the Purchase Agreement, including satisfaction of the procedures and conditions set forth in Sections 10.03 and 10.06 under the Purchase Agreement.

2.06     Incentive Compensation.
         ----------------------

(a) The Sellers shall, for each Performance Year (as defined on Schedule 2.06(a)(1)), be entitled to earn incentive compensation, payable annually within 30 days following the filing of the Registrant's 10-K for each of the fiscal years ending April 30, 2007, 2008 and 2009, based upon the financial performance of the Cotton Group Companies according to the formula set forth on Schedule 2.06(a)(1). Upon determining the portion of the Bonus Pool Amount (as defined on Schedule 2.06(a)(1)) payable for each Employment Year, the Sellers shall notify the Registrant of the portion of such amount to be paid to each employee identified on Schedule 2.06(a)(2) (the "Incentive Employees") (to the extent that each such employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with the Registrant or the Cotton Group Companies) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with the Corporation.

(b) The Sellers shall be entitled to earn additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of Schedule 2.06(b) under the Purchase Agreement.

2.07     Sellers' Option.  For $10.00 and other good and valuable consideration
         ---------------
paid and delivered to the Registrant by Sellers upon execution of the Purchase Agreement, the receipt and sufficiency of which is hereby acknowledged and agreed to by the Registrant, the Registrant hereby grants to Sellers the exclusive right and option, at their sole discretion, to purchase the First Equity Interests from the Registrant that the Registrant will acquire at the consummation of the First Closing if the Second Closing does not occur for any reason whatsoever (except as described in Section 2.07(d) under the Purchase Agreement), by giving notice ("Option Notice") of purchase to the Registrant within 60 days following the Second Closing Date, on the following terms and conditions:

     (a) Sellers' shall pay to the Registrant cash consideration of $14,000,000.00, in immediately available federal funds; and

     (b) Sellers' shall assign, transfer, and convey to the Registrant the Closing Stock Consideration (i.e., 1,555,532 shares), being in unregistered form as issued to Sellers at the First Closing; and

     (c) The closing of the purchase of the First Equity Interests as set forth above in Section 2.07 of the Purchase Agreement shall take place within 5 business days following the delivery of the Option Notice to the Registrant, at which the consideration set forth in Section 2.07(a) and (b) shall be delivered to the Registrant and the Registrant shall transfer, assign, convey and deliver to the Sellers the First Equity Interests, free and clear of any liens, claims and encumbrances of any kind, and thereafter, the parties hereto shall have no further rights or obligations under the Purchase Agreement except as set forth in Section 2.07 under the Purchase Agreement; and

     (d) Notwithstanding anything in Section 2.07 to the contrary, Sellers may not exercise their purchase option set forth in Section 2.07 if and only if the cause of the failure of the Second Closing to occur is (i) a material breach by Sellers of a provision of the Purchase Agreement, or (ii) Sellers refusal to consummate the Second Closing without cause. In the event that Sellers do not exercise their purchase option, the parties agree that the principal amount of the Seller Note will be reduced to $5,000,000.00.

     A copy of the Amended and Restated Stock and Limited Partnership Interest Purchase Agreement is attached to this Current Report as an exhibit.

     The Registrant issued a press release on December 11, 2006 announcing the First Closing of the Purchase Agreement, a copy of which is attached to this Current Report as an exhibit.

     Likewise on December 8, 2006, the Registrant executed a Note and Warrant Purchase Agreement dated as of December 4, 2006 and each of the purchasers of the subordinated convertible promissory notes of the Registrant whose names are set forth on Exhibit A attached to the Note and Warrant Purchase Agreement. The Note and Warrant Purchase Agreement provides as follows:

     PURCHASE AND SALE OF NOTES AND WARRANTS

     Section 1.1     Purchase and Sale of Notes and Warrants.
                     ---------------------------------------

     (a) Upon the following terms and conditions, the Registrant shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A to the Note and Warrant Purchase Agreement) from the Registrant, subordinated convertible promissory notes in the aggregate principal amount of up to Fifteen Million Dollars ($15,000,000), convertible into shares of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), in substantially the form attached as Exhibit B to the Note and Warrant Purchase Agreement (the "Notes"). The Registrant and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     (b) Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued (i) Series A Warrants, in substantially the form attached to the Note and Warrant Purchase Agreement as Exhibit C-1 (the "Series A Warrants"), to purchase the number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares (as defined in Section 1.3 of the Note and Warrant Purchase Agreement) issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of the Note and Warrant Purchase Agreement, as set forth opposite such Purchaser's name on Exhibit A to the Note and Warrant Purchase Agreement, (ii) Series B Warrants, in substantially the form attached to the Note and Warrant Purchase Agreement as Exhibit C-2 (the "Series B Warrants"), to purchase the number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of the Note and Warrant Purchase Agreement, as set forth opposite such Purchaser's name on Exhibit A to the Note and Warrant Purchase Agreement, (iii) Series J Warrants, in substantially the form attached to the Note and Warrant Purchase Agreement as Exhibit C-3 (the "Series J Warrants"), to purchase the number of shares of Common Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser, as set forth opposite such Purchaser's name on Exhibit A to the Note and Warrant Purchase Agreement, (iv) Series C Warrants, in substantially the form attached to the Note and Warrant Purchase Agreement as Exhibit C-4 (the "Series C Warrants"), to purchase the number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of the Note and Warrant Purchase Agreement, as set forth opposite such Purchaser's name on Exhibit A to the Note and Warrant Purchase Agreement, and (v) Series D Warrants, in substantially the form attached to the Note and Warrant Purchase Agreement as Exhibit C-5 (the "Series D Warrants" and, together with the Series A Warrants, the Series B Warrants, the Series J Warrants and the Series C Warrants, the "Warrants"), to purchase the number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of the Note and Warrant Purchase Agreement, as set forth opposite such Purchaser's name on Exhibit A to the Note and Warrant Purchase Agreement. Notwithstanding the foregoing to the contrary, each of the Purchasers shall be issued Series J Warrants, Series C Warrants and Series D Warrants only if such Purchaser's aggregate investment in the Registrant is equal to or greater than $10,000,000 (including only such Purchaser's investment amount for the purchase of Notes pursuant to the Note and Warrant Purchase Agreement plus such Purchaser's investment amount in the subordinated convertible note financing that closed on August 31, 2006).

     The Warrants shall expire five (5) years following the Closing Date, except for the Series J Warrants, which shall expire nine (9) months following the Closing Date. Each of the Warrants shall have an exercise price per share equal to the Warrant Price (as defined in the applicable Warrant).

     Section 1.2     Purchase Price and Closing.  Subject to the terms and
                     --------------------------
conditions of the Note and Warrant Purchase Agreement, the Registrant agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of the Note and Warrant Purchase Agreement, the Purchasers, severally but not jointly, agree to purchase the Notes and Warrants for an aggregate purchase price of up to Fifteen Million Dollars ($15,000,000) (the "Purchase Price"). Subject to the terms and conditions of this Agreement, at the Closing the Registrant shall deliver or cause to be delivered to each Purchaser (x) its Notes for the principal amount set forth opposite the name of such Purchaser on Exhibit A to the Note and Warrant Purchase Agreement, (y) its Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached to the Note and Warrant Purchase Agreement and (z) any other documents required to be delivered pursuant to
Article IV of the Note and Warrant Purchase Agreement. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an escrow account designated by the escrow agent.

     Section 1.3     Conversion Shares / Warrant Shares.  As of the Closing
                     ----------------------------------
Date, the Registrant has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of the Notes and exercise of the Warrants as of the Closing Date. Any shares of Common Stock issuable upon conversion of the Notes are referred to in the Note and Warrant Purchase Agreement as the "Conversion Shares". Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are referred to in the Note and Warrant Purchase Agreement as the "Warrant Shares". The Notes, the Warrants, the Conversion Shares and the Warrant Shares are sometimes collectively referred to in the Note and Warrant Purchase Agreement as the "Securities".

     A copy of the Note and Warrant Purchase Agreement is attached to this Current Report as an exhibit.

As a placement agent fee Cypress Advisors, LLC recieved $250,000.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     See, Item 1.01, above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See, Item 1.01, above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     See, Item 1.01, above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of the COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration") at this time. The required historical financial statements will be filed following the Second Closing. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)  Pro forma financial information.

It is not practicable to file the required historical financial statements of the COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration") at this time. The required historical financial statements will be filed following the Second Closing. Accordingly, pursuant to Item 9.01(b) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                   IDENTIFICATION OF EXHIBIT
-----------                   -------------------------

     10.1 Amended and Restated Stock and Limited Partnership Interest Purchase Agreement made and entered into as of December 8, 2006, by and among Charys Holding Company, Inc., COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration"), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Peter Bell (collectively, the "Cotton Holdings Sellers"), Blake Stansell (a/k/a Frank Blakely Stansell) and Chad Weigman (collectively, the "Cotton Commercial Sellers") and Johnny Slaughter and Russell White (collectively, the "Cotton Restoration Sellers" and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the "Sellers"). The parties were joined by C&B / Cotton Holdings, Inc., a Delaware corporation ("Acquisition Subsidiary"), and Crochet & Borel Services, Inc., a Texas corporation ("Crochet & Borel"), both of which are wholly owned subsidiaries of the Registrant.

     10.2 Note and Warrant Purchase Agreement dated as of December 4, 2006 by and among Charys Holding Company, Inc. and each of the purchasers of the subordinated convertible promissory notes of the Registrant whose names are set forth on Exhibit A attached to the Note and Warrant Purchase Agreement.

     10.3 INTERCREDITOR LETTER AGREEMENT BETWEEN NEW STREAM COMMERCIAL FINANCE, LLC AND GOTTBETTER CAPITAL FINANCE, LLC, DATED DECEMBER 8, 2006.

     99.1 Press Release dated December 11, 2006, announcing the First Closing of the Purchase Agreement relating to COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration").


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 2006.                  CHARYS HOLDING COMPANY, INC.


                                           By /s/  Billy V. Ray, Jr.
                                           ---------------------------------
                                           Billy V. Ray, Jr.,
                                           Chief Executive Officer